UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): January 19, 2000


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                           Commission File No. 0-18387

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                          PEGASUS AIRCRAFT PARTNERS II
                         A Delaware Limited Partnership


                         State of Organization: Delaware
                   IRS Employer Identification No. 84-1111757
      Four Embarcadero Center, 35th Floor, San Francisco, California 94111
                           Telephone - (415) 434-3900

















                       This document consists of 3 pages.


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Item 5.  Other Events.


Change in Distribution Rate
---------------------------

Pegasus Aircraft Partners II (the "Partnership") paid out distributions relating to the fourth quarter 1999 on January 19, 2000 at the rate of $0.30 per Unit. The $0.30 per Unit is a decrease from the $0.40 per Unit distributions paid for the third quarter 1999. As discussed in the third quarter report, delays in refinancing the Partnership's debt have necessitated the reduction in the distribution. Although there can be no assurance, we are hopeful of completing the refinancing and replenishing working capital to resume the $0.40 distribution rate. Inclusive of this cash distribution, cumulative distributions for investors admitted in the first closing amount to $17.92 per Unit.





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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  PEGASUS AIRCRAFT PARTNERS II, L.P.
                                  (Registrant)
                                  By:    Air Transport Leasing, Inc.
                                         Administrative General Partner





           January 21, 2000              By:      /S/Clifford B. Wattley
                                                  ----------------------
                                                  Clifford B. Wattley
                                                  President and Director



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